Exhibit 99.1
 GREEN BRICK PARTNERS  INVESTOR CONFERENCE PRESENTATION  NOVEMBER 2017

# FORWARD LOOKING STATEMENTS

This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "outlook," "strategy," "positioned," "intends," "plans," "believes," "projects," "estimates" and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company's business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company's annual and quarterly reports filed with the SEC.

Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management's control. These risks include the risks described in the Company's filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company's actual results and plans could differ materially from those expressed in any forward-looking statements.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted-average number of shares outstanding, Income before taxes attributable to GRBK, Adjusted Homebuilding Gross Margin and EBIT. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

GREEN BRICK PARTNERS 2

 MANAGEMENT PRESENTERS  Jim Brickman  Chief Executive Officer  • Over 39 years in real estate development and homebuilding.  • Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014.  • Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp.  Rick Costello  Chief Financial Officer  • Over 25 years of financial and operating experience in all aspects of real estate management.  • Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG.  3

# GREEN BRICK AT A GLANCE

- Uniquely structured residential land development and homebuilding company
  - We build and deliver homes through our controlled builders in which we own a 50% controlling interest as well as our investment in unconsolidated builder partners
  - We sell lots and provide lot acquisition and vertical construction financing to our controlled builders
- Currently focused on the high growth metropolitan areas of Dallas, Atlanta and Colorado Springs
- Attractive land position of approximately 5,700 well-located residential lots as of September 30, 2017
  - Over 81% of our residential lots are owned
  - Virtually all of our owned lots are owned at corporate level vs. at the controlled builder level

## Controlled Builders

| Dallas | | Products offered |
|---|---|---|
| CB JENI | → | Townhomes, single family |
| Normandy Homes | → | Single family |
| Southgate Homes | → | Luxury homes |
| Centre Living Homes | → | Townhomes, contractor on luxury homes |
| **Atlanta** | | |
| The Providence Group | → | Townhomes, single family, luxury homes |

## Unconsolidated Builder Partners

| Colorado | | Products offered |
|---|---|---|
| Challenger Homes | → | Townhomes, single family |

GREEN BRICK PARTNERS 4

 GRBK: A TRUE GROWTH STORY  We have the strong balance sheet and operational excellence for continued growth  Company records;  2017 is Last TwelveMonths as of 9.30.17  5

 BUSINESS MODEL  •  Uniquely structured business model that maximizes profitability and returns  •  Three complementary revenue streams  •  Preserves upside and limits downside  •  Controlled ownership of local builders with strong local management teams  Sale of Land to Controlled Builders  Sale of Homes  6

 CORPORATE STRUCTURE  •  We are a uniquely structured company that combines residential land development and homebuilding  with strong sponsor ownership and controlling interests in our aligned homebuilders.  50%  50%  50%  50%  49.99%  100%  7

# MANAGEMENT TEAM

- Our management team is comprised of building and finance veterans with decades of experience in our core markets and expertise in capital allocation, land acquisition, entitlement, development, construction, marketing and home sales
- Strong institutional partnership with Greenlight Capital since inception

**Jim Brickman**
*Founder, CEO, and Director*
39+ years of experience

**Rick Costello**
*CFO*
25+ years of experience

GREEN BRICK PARTNERS

**Jed Dolson**
*President Texas Region*
14+ years of experience

| (50%) the PROVIDENCE group | (50%) CB JENI Lifestyle Homes / NORMANDY HOMES (50%) | SOUTHGATE HOMES (50%) | centre living HOMES (50%) | CHALLENGER HOMES (49.9%) |
|---|---|---|---|---|
| **Warren Jolly**<br>*President*<br>30+ years of experience | **Bruno Pasquinelli**<br>*President*<br>30+ years of experience | **Jay Hankla**<br>*President*<br>20+ years of experience | **Trevor Brickman**<br>*President*<br>10+ years of experience | **Brian Bahr**<br>*President*<br>20+ years of experience |

Rather than employing division presidents, we align ourselves with local partners with an ownership mentality

GREEN BRICK PARTNERS 8

BALANCE SHEET STRENGTH  GRBK has one of the lowest debt-to-capital ratios amongst public builders  • GRBK net debt to capital is about 17% versus an average 40% for covered public builders  • GRBK’s eventual target is approximately 35%  Net Debt to Total Capital Q3 2017  Citi Research data for  comparative companies isreported as of November 3,2017; “Net Debt” equalsTotal Debt minus Cash  9

 FINANCIAL HIGHLIGHTS  Quarter over Quarter  Year over Year  Last 12 Months  Q3 2016  Q3 2017  Increase  YTD 2016  YTD 2017  Increase  9/30/16  9/30/17  Increase  Net New Home Orders  204  241  18%  683  798  17%  835  995  19%  Home Closings - Units  196  235  20%  569  698  23%  763  973  28%  Home Closing Revenues  $87.8  $108.4  23%  $248.2  $302.2  22%  $323.3  $419.2  30%  Ending Active Selling Communities  49  56  14%  Homes Under Construction  665  715  8%  Homes Started  886  1023  15%  Adjusted Homebuilding Gross Margin  22.7%  22.4%  22.3%  22.2%  22.0%  23.0%  Dollar Value of Backlog  $138.7  $164.6  19%  Pre-Tax Income - GRBK  $9.9  $14.6  48%  $25.3  $36.7  45%  EBIT - GRBK  $10.4  $15.3  47%  $27.6  $39.2  42%  EBIT - GRBK as % of Home Revenues  11.9%  14.1%  11.1%  13.0%  Total Lots Owned & Controlled  5,069  5,697  12%  10

 OPERATIONAL HIGHLIGHTS  LTM Adjusted Gross Margins  LTM Home Building Revenues (in millions)  11

 MARKET UPDATE  The housing market is being under supplied  • Demand is there; the new challenge is building new homes that buyers want in locations they can afford.  12

 MARKET UPDATE  Housing starts are highly correlated to jobs and we build in two of the highest job growth markets  National Economic Overview  Top Job Growth Markets Ranked by Change in Employment - August 2017  Source: Metrostudy - MetroUSA  13

 MARKET UPDATE  We are less than 2.0% of the starts in two of the largest housing markets, giving us significant opportunity for growth  National Economic Overview  Top Metrostudy CBSAs - Ranked by Annual Starts  GRBK has also entered  the Colorado Springsmarket (see #6) through our investment in  Challenger Homes  Source: Metrostudy - MetroUSA  14

 MARKET UPDATE  Dallas market continues 6-year expansion but is still well below prior peak  Dallas/Fort Worth Market  SFD-TH - Starts and closings  45,000  Annual Starts  Annual Closings  40,000  35,000  31,911  30,000  30,496  25,000  20,000  15,000  10,000  5,000  Source: Metrostudy - MetroUSA  -  3Q07  3Q08  3Q09  3Q10  3Q11  3Q12  3Q13  3Q14  3Q15  3Q16  3Q17  15

 MARKET UPDATE  GRBK has almost 4,100 lots in Dallas where the market continues its 7-year trend of constrained supply  Dallas/Fort Worth Market  Lot Inventory  100,000  90,000  80,000  70,000  60,000  50,000  40,000  30,000  20,000  10,000  0  3Q07 3Q08 3Q09  3Q10 3Q11 3Q12 3Q13  Vacant Developed Lots 80.0  Annual Starts  VDL Months of Supply  70.0  60.0  50.0  40.0  49,677  30.0  18.7  20.0  10.0  0.0  3Q14 3Q15 3Q16 3Q17  Source: Metrostudy - MetroUSA  16

 MARKET UPDATE  The Atlanta market also continues to expand but is still well below prior peak  Atlanta Region 16-Year Historic  Annual Construction Starts and Closings  2Q06 Peaked  72% of activity is in North Atlanta where GRBK builds.  23,484  +10%  21,745+10%  Source: Metrostudy - MetroUSA  17

 INTRODUCTION TO CHALLENGER HOMES  •  On August 15, 2017, GRBK acquired a 49.9% ownership  of Challenger Homes, effective August 1, 2017  •  With this investment in an unconsolidated subsidiary,  Green Brick has expanded into Colorado Springs andthe Pikes Peak Region:  •  In January 2017, Forbes declared the region one  of the “10 Hottest Real Estate Markets to Watch”  •  In February 2017, Colorado Springs nabbed the  No. 2 spot in U.S. News and World Report’s  ranking of the “Most Desirable Places to Live” in2017  •  In the 2 months ending Sep 30, 2017, Challenger  generated $22.0 million in revenues and $1.9 incomebefore taxes; GRBK’s share of pre-tax income is 49.9%  •  Challenger Homes owns more than 1,800 home sites  and controls more than 4,000 lots  18

 KEY INVESTMENT HIGHLIGHTS  ✓ Experienced management team with strong institutional sponsorship  ✓ Uniquely structured business model that maximizes profitability and returns✓ Focused, actionable and profitable operating strategy  • Adjusted gross building margins LTM as of Sep 30 2017 of 23.0% (after commissions of 4.0%)  • Year-to-date 2017 EBIT as % of home revenues of 13.0%  • Year-to-date 2017 EBIT return on average equity of 12.9% (see Growth Story, pg. 5)  ✓ Currently focused on high growth metropolitan areas of Dallas, Atlanta and Colorado Springs✓ Attractive land positions in core markets  ✓ Pursuing the acquisition of builders in our core or new markets  ✓ Disciplined investment approach coupled with strong land sourcing and evaluation capabilities✓Strong balance sheet with flexibility to prudently employ leverage to fund growth  19

 NON-GAAP RECONCILIATION  Adjusted EPS Reconciliation  Three Months Ended  Nine Months Ended  (Unaudited, in thousands, except per share amounts)  Sept 30, 2017  Sept 30, 2017  Basic adjusted EPS  Net income attributable to Green Brick - basic  $9,280  $23,165  Income tax provision attributable to Green Brick  $5,336  $13,540  Pre-tax income  $14,616  $36,705  Adjusted weighted-average number of shares outstanding - basic  49,808  49,274  Basic adjusted EPS  $0.29  $0.74  Diluted adjusted EPS  Net income attributable to Green Brick - diluted  $9,280  $23,165  Income tax provision attributable to Green Brick  $5,336  $13,540  Pre-tax income  $14,616  $36,705  Adjusted weighted-average number of shares outstanding - diluted  49,883  49,344  Diluted adjusted EPS  $0.29  $0.74  20

 NON-GAAP RECONCILIATION  Adjusted Homebuilding Gross Margin Reconciliation  12 Months  12 Months  12 Months  12 Months  12 Months  Ended  Ended  Ended  Ended  Ended  (Unaudited, in thousands)  Sep 30, 2016  Dec 31, 2016  Mar 31, 2017  June 30, 2017  Sept 30, 2017  Sale of Residential UnitsHomebuilding gross margin  Add back: Capitalized Interest charged to costof sales  Adjusted homebuilding gross margin  Adjusted gross margin percentage  (Unaudited, in thousands)  Sale of Residential UnitsHomebuilding gross margin  Add back: Capitalized Interest charged to costof sales  Adjusted homebuilding gross margin  Adjusted gross margin percentage  $323,259 $365,164  $67,684 $81,710  $3,483 $2,814  $71,167 $84,524  22.0% 23.1%  3 Months 9 Months  Ended Ended  Sep 30, 2016 Sep 30, 2016  $87,827 $248,187  $19,477 $53,186  $426 $2,051  $19,903 $55,237  22.7% 22.3%  $391,933 $398,546 $419,156  $87,922 $89,429 $93,637  $2,441 $2,492 $2,639  $90,363 $91,921 $96,276  23.1% 23.1% 23.0%  3 Months 9 Months  Ended Ended  Sep 30, 2017 Sep 30, 2017  $108,437 $302,179  $23,685 $65,113  $573 $1,876  $24,258 $66,989  22.4% 22.2%  21

 NON-GAAP RECONCILIATION  EBIT Reconciliation  3 Months  9 Months  3 Months  9 Months  Ended  Ended  Ended  Ended  (Unaudited, in thousands)  Sep 30, 2016  Sep 30, 2016  Sep 30, 2017  Sep 30, 2017  Sale of Residential Units  $87,827  $248,187  $108,437  $302,179  Net income attributable to Green Brick - basic  $6,243  $16,080  $9,280  $23,165  Add back: Income tax provision attributable to Green Brick  $3,624  $9,260  $5,336  $13,540  Add back: Capitalized Interest charged to cost of sales  $546  $2,247  $716  $2,486  EBIT - GRBK  $10,413  $27,587  $15,332  $39,191  EBIT - GRBK as a percentage of Home Sale Revenues  11.9%  11.1%  14.1%  13.0%  22

 2805 North Dallas Parkway, Suite 400 Plano, TX 75093  www.greenbrickpartners.com  23